The Variable Annuity Life Insurance Company

Separate Account A

Units of Interest Under Individual

Fixed and Variable Deferred Annuity Contract

Portfolio Director® Freedom Advisor	May 3, 2021

Prospectus

The Variable Annuity Life Insurance Company (“VALIC”) offers the Portfolio Director® Freedom Advisor individual fixed and variable annuity contract (referred to as “Portfolio Director” in this prospectus), which is comprised of an array of Variable Account Options and available Fixed Account Options described in this prospectus (the “Contract”). The Contract is intended to be used where you have engaged an investment adviser to provide investment advice regarding the periodic allocation of investments within the Contract. The Contract is available as an individual retirement annuity (IRA) or as a non-qualified contract. If you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself. You should fully discuss this decision with your financial professional.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A (“Separate Account”) are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

Please read this prospectus carefully before investing in the Contract. It contains important information about the Contract, including material features of the Contract.

A Statement of Additional Information, dated May 3, 2021, contains additional information about the Contract and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information (“SAI”) is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is available along with other related materials at the SEC’s internet web site (http://www.sec.gov).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.aigrs.com.

You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all variable account options available under your Contract.

Investment in the Contract is subject to risk that may cause the value of your investment to fluctuate, and when the Contract is surrendered, the value may be higher or lower than your Purchase Payments. The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options

The Variable Account Options below are available on and after approximately May 24, 2021. Please see Supplement to Prospectus, dated May 3, 2021, for Variable Account Options available prior to May 24, 2021.

VALIC Company I Funds

Aggressive Growth Lifestyle Fund

Asset Allocation Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Money Market I Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Value Fund

U.S. Socially Responsible Fund

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the individual purchasing a Contract.

Other specific terms we use in this prospectus are:

Account Value — the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments. This may also be referred to as your “Contract Value.”

Advisory Program — the investment advice service provided by your third party Investment Adviser.

Annuitant — the individual (in most cases you) whose life is used to determine the Payout Payments.

Annuity Service Center — VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate — The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary — the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time (“Market Close”). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code — the Internal Revenue Code of 1986, as amended.

Contract Owner — the individual to whom the Contract is issued.

Division — the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option — an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account. This may also be referred to as a “Fixed Interest Option.”

Home Office — located at 2929 Allen Parkway, Houston, Texas 77019.

Investment Adviser — is the investment adviser that you have engaged to provide services as part of the Advisory Program. VALIC is not an investment adviser to the Advisory Program and does not provide any advice under the Advisory Program.

Mutual Fund or Fund — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period. This may also be referred to as an “Annuity Income Payment.”

Payout Period — the time when you begin to withdraw your money in Payout Payments. This may also may be called the “Annuity Period.”

Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division. This may also be referred to as an “Annuity Unit.”

Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments — an amount of money you pay to VALIC to receive the benefits of a Contract.

Purchase Period — the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the “Accumulation Period.”

Purchase Unit — a unit of interest owned by you in your Variable Account Option.

Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option — investment options that correspond to Separate Account Divisions available under the Contract.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Surrender Charge	None
Premium Taxes (1)	0-3.5%

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

Annual Separate Account Charges

The information in the Mortality and Expense Risk Separate Account Charges table below applies on and after May 24, 2021. For information applicable to the period May 3, 2021 to May 23, 2021, please refer to the fee table in the supplement to Prospectus, dated May 3, 2021.

Variable Account Option Maintenance Charge			None
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2) (as a percentage of average daily net asset value allocated to the Variable Account Option):	Maximum Separate Account Charge (%) (4)	Separate Account Reimbursement or Credit (%)	Current (Net) Separate Account Charge (%)
VALIC Company I Funds (30 Funds) (3)	0.60	—	0.60
Lifestyle Funds (3 Funds)	0.60	(0.15)(5)	0.45

Underlying Mutual Fund Expenses

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund’s fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%(6)	1.16%(7)

Footnotes to the Fee Tables

(1) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See “Premium Tax Charge” section and Appendix B— State Contract Variability.

(2) See “Purchase Unit Value” in the SAI for a discussion of how the separate account charges impact the calculation of each Division’s unit value.

(3) See cover page for a list of the VALIC Company I Variable Account Options offered by this prospectus.

(4) See “Purchase Unit Value” in the SAI for a discussion of how the separate account charges impact the calculation of each Division’s unit value.

(5) Effective approximately May 24, 2021, the Separate Account Charges for the VALIC Company I Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, and the Moderate Growth Lifestyle Fund are reduced voluntarily by VALIC. The voluntary reduction will end on or about April 30, 2023. See “Separate Account Expense Reimbursements or Credits.”

(6) The Mutual Fund with the lowest total annual fund operating expenses is the VCI Stock Index Fund.

(7) The Mutual Fund with the highest total annual fund operating expenses is the VC I Systematic Value Fund.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first example assumes you invest in the Variable Account Option with the maximum total fund expenses (1.16%) and Separate Account Charges (0.60%) for total combined expenses of 1.76% (VC I Systematic Value Fund) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$179	$554	$955	$2,078

The second example assumes you invest in the Variable Account Option with the minimum total fund expenses (0.33%) and associated Separate Account Charges (0.60%) for total combined expenses of 0.93% (VC I Stock Index Fund) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$95	$297	$516	$1,147

Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. These examples do not include advisory fees you may pay pursuant to an Advisory Program, which fees are not Contract fees but are separate fees payable to your Investment Adviser.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see “Appendix A — Selected Purchase Unit Data.”

Highlights

The Portfolio Director Freedom Advisor annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. The Contract will only be issued where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of your Account Value (the “Advisory Program”). At Contract issuance and periodically thereafter, your Purchase Payments will be allocated among the Variable and Fixed Account Options in accordance with your Advisory Program. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving Payout Payments from your annuity.

Purchase Requirements:    Purchase Payments may be made at any time and in any amount, subject to VALIC or Code limitations. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. The minimum initial Purchase Payment is $25,000 and the minimum subsequent Purchase Payment is $1,000. The maximum purchase age at which Purchase Payments will be accepted is 85. VALIC reserves the right to discontinue acceptance of Purchase Payments. For more information on Purchase Payments, refer to the “Purchase Period.”

Right to Cancel:    You may cancel your Contract within 10 days after receiving it (or such longer period as may be required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state’s law. See “Other Contract Features.”

Expenses:    There are fees and charges associated with the Contract. We also deduct Separate Account Charges of up to 0.60% annually of the average daily value of your Contract allocated to the Variable Account Options. While you are enrolled in an Advisory Program, you will pay an Advisory Program Fee to your Investment Adviser. See the “Fee Tables” and “Fees and Charges.”

Federal Tax Information:    Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities used to fund IRAs generally defer payment of taxes and earnings until withdrawal. If you are considering an annuity to fund an IRA, you should know that an annuity generally does not provide additional tax deferral beyond the IRA itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in IRA, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see “Federal Tax Matters.”

Advisory Program:    The Contract is only available if you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments in the Contract. With your Contract application, your investment advisory representative will collect certain information in order to provide you with investment advice. This information may include but is not limited to, your investment goals/objectives, investment experience, risk tolerance, and investment horizon. Based on this information, your Investment Adviser will provide allocation instructions to VALIC specifying how your initial Purchase Payment should be allocated among the Variable and Fixed Account Options available in the Contract. Thereafter, as frequently as monthly your Investment Adviser may change investment allocations or rebalance your Account Value.

The Advisory Program is between you and your Investment Adviser and requires that you enter into an investment advisory agreement with your Investment Adviser. VALIC is not providing any advice under the Advisory Program. You may terminate your Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force. See “Advisory Program.”

Surrender Charges:     There are no surrender or withdrawal charges under the Contract. Withdrawals are always subject to federal tax restrictions, which may include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money:    You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. See “Surrender of Account Value” and “Federal Tax Matters.”

Transfers:    While the Advisory Program is in place, the Investment Adviser provides us with transfer and reallocation instructions on your behalf and, as a result, you will be prohibited from making transfers among the investment options. In order to provide us with transfer instructions, you must first terminate the Advisory Program.

Whether your Investment Adviser or you provide transfer instructions, there are no transfer charges or fees to transfer among investment options. However, the ability to transfer among investment options may be subject to other restrictions on the frequency, amount or method of submitting transfer instructions.

After a transfer into the Short-Term Fixed Account, those monies must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Account Value in the Fixed Account Plus may be transferred during each Contract Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments. See “Transfer Between Investment Options.”

Once you begin receiving payments from your account (called the Payout Period), you may then transfer funds among Variable Account Options once each 365 days.

Income Options:    When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both and you may elect to annuitize all or a portion of your Account Value. You may also choose from five different income options, including an option for income that you cannot outlive. See “Payout Period.”

Death Benefits:    Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected.

Inquiries:    If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.

All material state variations are described in Appendix B.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information

About the Contract

The Contract was developed to help you save money for your retirement.

The retirement savings process with the Contracts will involve two stages: the Purchase Period, and the Payout Period. The Purchase Period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. For more information, see “Purchase Period” and “Payout Period.”

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation (“SAFG”), a holding company and VALIC’s indirect parent company, was acquired by American International Group, Inc., a Delaware corporation (“AIG”). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

About VALIC Separate Account A

When you direct money to the Contract’s Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).

VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC’s, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contract

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. (“ACS” or “Distributor”). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see “Distribution of Variable Annuity Contracts” in the SAI.

The Contract is sold by licensed insurance agents who are registered representatives of VALIC Financial Advisors, Inc. (“VFA”), which is an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VFA representatives.

VFA representatives who sell the Contracts do not receive commission payments and, instead, in their role as investment advisory representatives, receive a portion of the investment advisory fees that you pay to participate in the Advisory Program with the remainder of those fees retained by VFA.

VALIC maintains ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.

VALIC also has ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC may sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.

These sponsorships may be considered endorsements of VALIC products, may result in additional annuity sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote VALIC’s products and services.

VALIC and/or its affiliates receive payments from fund sponsors and service providers that voluntarily choose to participate in, and that are designed to defray the costs associated with, VALIC-sponsored or affiliate-sponsored conferences, seminars, training or other educational events where such funds or other related services are discussed and that are attended by VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks.    We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your Contract and personal information due to cyber-attacks or information security breaches in the future.

Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Purchase Unit values or process other Contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.

Fixed and Variable Account Options

The Contracts offers several Variable Account Options and two Fixed Account Options.

This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different Mutual Fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features two guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

Fixed Account Options	Investment Objective
Fixed Account Plus	This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated. Purchase Payments allocated to Fixed Account Plus will receive a current rate of interest. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Short-Term Fixed Account	This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC, which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated.

Generally, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial professional.

VALIC guarantees that all contributions received during a calendar month will receive that month’s current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.

Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund’s investment adviser and investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund’s management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund’s investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.aigrs.com.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund’s prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of investment options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.

SunAmerica Asset Management, LLC (“SunAmerica”) is affiliated with the adviser, VALIC, due to common ownership.

The following list of Variable Account Options and corresponding Adviser/Sub-Adviser information applies on and after approximately May 24, 2021. Please see Supplement to Prospectus, dated May 3, 2021, for Variable Account Options available prior to May 24, 2021.

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Domestic Large-Cap Equity Asset Class

Blue Chip Growth Fund	Adviser: VALIC Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)	Nasdaq-100® Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Capital Appreciation Fund	Adviser: VALIC Sub-Adviser: BMO Asset Management Corp.	Stock Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Dividend Value Fund	Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica	Systematic Core Fund	Adviser: VALIC Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

Growth Fund	Adviser: VALIC Sub-Advisers: BlackRock and SunAmerica	Systematic Value Fund	Adviser: VALIC Sub-Adviser: Wellington Management Company LLP (“Wellington Management”)

Large Capital Growth Fund	Adviser: VALIC Sub-Adviser: Massachusetts Financial Services Company (“MFS”)	U.S. Socially Responsible Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Domestic Mid-Cap Equity Asset Class

Mid Cap Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica	Mid Cap Value Fund	Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. d/b/a Boston Partners and Wellington Management

Mid Cap Strategic Growth Fund	Adviser: VALIC Sub-Advisers: Janus Capital Management LLC (“Janus”) and Allianz Global Investors U.S., LLC (“Allianz”)

Domestic Small-Cap Equity Asset Class

Small Cap Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica	Small Cap Growth Fund	Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price

Small Cap Special Values Fund	Adviser: VALIC Sub-Advisers: Wells Capital Management Incorporated (“WellsCap”)	Small Cap Value Fund	Adviser: VALIC Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

Global Strategy Fund	Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc.	International Socially Responsible Fund	Adviser: VALIC Sub-Adviser: SunAmerica

International Equity Asset Class

Emerging Economies Fund	Adviser: VALIC Sub-Adviser: JPMIM	International Growth Fund	Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management Inc.

International Equities Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica	International Opportunities Fund International Value Fund	Adviser: VALIC Sub-Advisers: MFS and Delaware Investment Fund Advisers Adviser: VALIC Sub-Adviser: WellsCap

Specialty Asset Class

Global Real Estate Fund	Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. (“Invesco”) and Goldman Sachs	Science & Technology Fund	Adviser: VALIC Sub-Adviser: T. Rowe Price, Allianz and Wellington Management

Sub-Sub-Adviser: Invesco Asset Management Limited, an affiliate of Invesco

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Hybrid Asset Class (Equity and Fixed Income)

Aggressive Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge Investments LLC (“PineBridge”)	Conservative Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge

Asset Allocation Fund	Adviser: VALIC Sub-Adviser: JPMIM	Moderate Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge

Fixed Income Asset Class

Core Bond Fund	Adviser: VALIC Sub-Adviser: PineBridge	High Yield Bond Fund	Adviser: VALIC Sub-Adviser: Wellington Management

Government Money Market I Fund	Adviser: VALIC Sub-Adviser: SunAmerica	Inflation Protected Fund	Adviser: VALIC Sub-Adviser: Wellington Management

Government Securities Fund	Adviser: VALIC Sub-Adviser: JPMIM	International Government Bond Fund	Adviser: VALIC Sub-Adviser: PineBridge

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.aigrs.com.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may purchase the Contract through a VFA representative. Initial Purchase Payments must be received by VALIC either with, or after, a completed application.

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. The minimum initial Purchase Payment is $25,000. We reserve right to accept initial Purchase Payments below $25,000. The minimum subsequent Purchase Payment is $1,000.

When an initial Purchase Payment is accompanied by an application, we will promptly:

•

Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) indicated by the investment advice provided by your Investment Adviser; or

•

Request additional information to correct or complete the application. We will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) indicated by the investment advice provided by your Investment Adviser; or

•	Reject the application and return the Purchase Payment.

VALIC may reject an incomplete application, which may include for failing to enroll in an Advisory Program. If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

You may make Purchase Payments into your Contract through age 85.

A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN to which they are to be applied. Purchase Payments must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, you will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company’s general assets. Purchase Payments allocated to the Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

Value of Your Fixed Account Options
=	(equals) All Purchase Payments made to the Fixed Account Options
+	(plus) Amounts transferred from Variable Account Options to the Fixed Account Options
+	(plus) All interest earned
–	(minus) Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

Calculation of Value for Variable Account Options

All or a portion of your Purchase Payments will be allocated to the Variable Account Options listed in this prospectus. An overview of each of the Variable Account Options may be found in the “Fixed and Variable Account Options” section in this prospectus and in each Mutual Fund’s prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See “Fees and Charges.” Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I Fund, will lose value.

Additional Purchase Payments

After your initial Purchase Payment, there is no requirement to make subsequent Purchase Payments. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. We reserve the right to discontinue subsequent Purchase Payments. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If your Account Value falls below $2,500, we may close the account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract.

Advisory Program

The Contract is intended to be used where you have engaged an Investment Adviser to provide advice regarding the periodic allocation of investments within the Contract. So long as you are enrolled in the Advisory Program, your Investment Adviser will provide you with investment advice and will be responsible for providing transfer and reallocation instructions to VALIC. Where VALIC Financial Advisors, Inc. (VFA) is your Investment Adviser, VFA and its investment advisory representatives are responsible for providing investment advice and not VALIC. You may terminate the Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force.

Your Investment Adviser is not acting on VALIC’s behalf but rather is acting on your behalf. VALIC does not offer advice about how to allocate your Account Value. VALIC is not responsible for any recommendations that your Investment Adviser makes, any investment models or asset allocation programs they choose to follow, or any specific transfers that are made on your behalf.

Advisory Agreement and Fees

When you enroll in an Advisory Program you will enter into an investment advisory agreement with your Investment Adviser (“Advisory Agreement”). VALIC is not a party to the Advisory Agreement. Your Investment Adviser may direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract.

Implications of Withdrawals to Pay Advisory Program Fee. Partial withdrawals, including those taken to pay the Advisory Program Fee, can reduce certain benefits guaranteed under the Contract, including Contract death benefits. If your Contract is an IRA or Roth IRA, partial withdrawals to pay the Advisory Program Fee generally can qualify as expenses of the IRA and thus qualify as non-taxable. However, partial withdrawals from a non-qualified Contract used to pay the Advisory Program Fee are treated as a taxable distribution. Effective January 1, 2020, fees taken from a non-qualified individual contract will not be considered distributions or withdrawals from the account and therefore not treated as a taxable distribution beginning with the 2020 tax year. In addition, if you are under age 59 ½, such a withdrawal may be subject to an additional 10% tax. You should consult with your financial and/or tax advisor for any advice regarding potential tax considerations relating to the payment of the Advisory Program Fee from your Contract.

If VFA is your Investment Adviser, the Advisory Program Fee must be withdrawn from your Contract. If in the future you enroll in a different investment advisory program, a fee for that program might be paid either by you directly (from assets outside of the Contract) or from the Contract, depending upon the provisions of that program and the type and frequency of the payment required.

Reallocations & Transfer Instructions

While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to the transfer restrictions in the section below entitled “Transfer Between Investment Options.”

Unless you direct us otherwise, your Investment Adviser will forward instructions regarding the allocation of your Account Value, and will request financial transactions involving investment options. If your Investment Adviser has this authority, we deem that all such transactions that are directed by your Investment Adviser with respect to your Contract have been authorized by you. You will receive a confirmation of any financial transactions involving the purchase or sale of Purchase Units. You must contact VALIC immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Investment Adviser until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit the Investment Adviser’s authorization at any time. In addition, we may restrict the investment options available for transfers or allocation of Purchase Payments. We will notify you and your Investment Adviser if we implement any such restrictions or prohibitions.

Transfers and reallocations made by your Investment Adviser are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Transfers Between Investment Options.”

Termination of the Advisory Program

You may terminate the Advisory Program at any time. However, the terms and conditions of how to terminate the Advisory Program will be set forth in your Advisory Agreement. Please consult with your Investment Adviser if you have questions about terminating the Advisory Program. We may continue to rely on instructions from your Investment Adviser until we receive notice of termination of the Advisory Agreement. If you terminate the Advisory Program, your Contract will remain in force.

In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program.

Transfers Between Investment Options

If you are enrolled in an Advisory Program, you have entered into an Advisory Agreement or other agreement that grants the Investment Adviser the discretionary authority to manage the assets in the Contract. As your investment objectives and willingness to assume investment risk change, you should consult your Investment Adviser. While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract and your Investment Adviser will be responsible for providing all transfer and reallocation instructions. See the section above entitled “Advisory Program: Reallocations & Transfer Instructions.” In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program.

Transfers made during the Purchase Period or during the Payout Period are subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.aigrs.com.

Policy Against Market Timing and Frequent Transfers

VALIC has a policy to discourage excessive trading and market timing. Transfers among investment options due to Advisory Program reallocations do not count against these transfer limitations. Our investment options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund’s performance to suffer, and exerts downward pressure on the fund’s price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

•	Purchase transactions involving transfers of assets or rollovers;

•	Roth IRA conversions or IRA recharacterizations;

•	Systematic purchases or redemptions; or

•	Trades of less than $5,000.

As described in a Fund’s prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional transfer restrictions:

Fixed Account Option	Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Contract Year	At any time	If assets are transferred from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase Payments.

	100%	At any time	If Account Value is less than or equal to $500.

Short-Term Fixed Account:	Up to 100%	At any time	After a transfer into the Short-Term Fixed Account, assets may not be transferred from the Short-Term Fixed Account for 90 days.(1)

(1) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

From time to time, we may waive the 20% transfer restriction on Fixed Account Plus for transfers to other investment options.

Effective Date of Transfer

The effective date of a transfer will be the date of receipt “in good order”, if received in our Home Office before Market Close; otherwise, the next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract’s investment options subject to the following limitations:

Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A

Fees and Charges

By investing in Portfolio Director, you may be subject to these fees and charges:

•	Premium Tax Charge

•	Separate Account Charges

•	Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Tables.” More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigrs.com.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.

Separate Account Charges

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The maximum Separate Account Charge is 0.60%, which is guaranteed and may not be increased for the life of your Contract. The current Net Separate Account Charges range from 0.45% to 0.60% depending on the Variable Account Option selected. See “Separate Account Expense Reimbursements or Credits” below. The charge is deducted daily from the net assets.

These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account Charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Advisory Program Fees

In order to purchase the Contract, you must have engaged an investment adviser to provide investment advice in the Contract. Your Investment Adviser will charge an Advisory Program Fee. While VALIC may deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. Where VFA is the Investment Adviser of your Advisory Program, VALIC, as the parent company of VFA, may indirectly benefit from VFA’s receipt of Advisory Program Fees. If you terminate the Advisory Program or surrender your Contract, you may be responsible for the portion of the Advisory Program Fee through the termination date of the Advisory Program or surrender date of your Contract. Please consult with your Investment Adviser or review your Advisory Agreement regarding the amount and calculation of your Advisory Program Fee.

Payout Period

The Payout Period begins when you elect to annuitize all or a portion of your Account Value. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

•	Type and duration of payout option chosen;

•	Your age or your age and the age of your survivor (1);

•	Your gender or your gender and the gender of your survivor (1) (IRAs and nonqualified Contracts);

•	The portion of your Account Value being applied; and

•	The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the

Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

•	From your existing Variable Account Options (payments will vary); with a

•	Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Contract Owner may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC 30 days prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

•

The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 95, and may not be later than age 95 without VALIC’s consent.

•	Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 72.

•

All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner, subject to the specific rules which apply to the type of arrangement under which the contract is issued.

•	The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1.	Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2.	Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3.	Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner’s Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner’s Account as of the date we receive Proof of Death, less the Payout Payments.

4.	Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5.	Payment for a Designated Period — payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See “Federal Tax Matters.”

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value

When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if allowed under federal and state law. However, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

To surrender all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period is equal to your Account Value next computed after your properly completed request for surrender is received in our Home Office. If you are enrolled in an Advisory Program, the Advisory Program Fee may be withdrawn from your Account Value upon surrender if you have authorized the Investment Adviser to withdraw the fee from your Contract.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. A request for a partial surrender will result in a proportional amount being removed from each Fixed Account and Variable Account Option unless otherwise specified. If you take systematic withdrawals, it will allway be a proportional amount from all investment options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

The amount surrendered from the Variable Account Option	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at our Home Office

Forced Surrenders

If your Account Value falls below $2,500, we may close your account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract. If the Company closes your account, you may not receive notice of the closure prior to receiving the distribution of your Account Value.

Exchange Privilege

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

•	In a lump sum;
•	In the form of an annuity under any of the Payout Options;
•	In partial payments over the Beneficiary’s life expectancy (where permitted); or
•	In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner’s estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See “Federal Tax Matters.”

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:    Determine your Fixed Account Option Value by taking

the greater of:

Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Fixed Account Option
– (minus)
Amount of all prior withdrawals from the Fixed Account Option, charges and any portion of Account Value applied under a Payout Option

Step 2:    Determine your Variable Account Option Value by

taking the greater of:

Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Variable Account Options
– (minus)
Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
+ (plus)
Interest at an annual rate as specified in your Contract

Step 3:    Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments (to Fixed and/or Variable Account Options)
–	(minus)
Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Adjusted Purchase Payment Amount

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

A.	100% of Purchase Payments
- (minus)
B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
+ (plus)
C.	Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each “Gross Withdrawal” is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the “Payout Period” section of this prospectus.

•	If the life only option or joint and survivor life option was chosen, there will be no death benefit.

•

If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

1.	Receive the present value of any remaining payments in a lump sum; or

2.	Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

3.	Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

•	The Contract Owner (except for an individual nonqualified Contract); and

•	The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner’s estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation — The “Free Look” Period

The Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. A longer period will be allowed if required under state law. See “Appendix B — State Contract Variability.” During the “free look” period, Purchase Payments will be allocated in accordance with your investment objective based on third-party investment advice. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract.

Generally, the amount of the refund will be equal to your Account Value the day we receive your request unless your Contract was issued in a state requiring the return of Purchase Payments. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contract to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contract. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Voting Rights

As discussed in the “About VALIC Separate Account A” section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, you will have the right to give voting instructions to VALIC Separate Account A for the Fund shareholder meetings. Proxy materials and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under “Premium Tax Charge.” Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under an individual retirement plan or as a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

•	Section 408(b) traditional IRAs; and

•	Section 408A Roth IRAs.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are “Qualified Contracts.”

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within an annuity contract or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as “amounts not received as an annuity” in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59½ are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.

On March 30, 2010, the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1 include: an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, from the previous age of 70 ½; new limitations on the period for beneficiary distributions following the death of the IRA owner; elimination of the age 70 ½ restriction on IRA contributions (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions); and, a new exception to the 10% additional tax on early distributions, for the birth or adoption of a child. The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.

In 2019 the IRS issued multiple letter rulings to individual insurance companies recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts. IRS letter rulings generally may only be relied upon by the party to whom they are issued.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was signed into law on March 27, 2020, provides greater access to assets held in tax-qualified retirement plans and IRAs. The relief provided in the Act:

•	Expands distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;

•	Waives the 10% additional tax on the qualifying distributions, if they are considered early distributions (generally, distributions prior to age 59 1/2); and

•	Provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs which were due to be paid in 2020.

Some provisions in the Act are subject to the terms of an employer’s retirement plan.

It is the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 27, 2021, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Financial Statements

The financial statements of the Company and the Separate Account are available on the SEC’s web site (http://www.sec.gov). You may request a free copy of the SAI, which includes the financial statements, by contacting our Annuity Service Center at 1-800-448-2542 or by mail at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Selected Purchase Unit Data

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
VALIC Company I
Asset Allocation Fund (Division 5)	2020	10.450	11.607	66,764
	2019	9.116	10.450	63,285
	2018	10.080	9.116	57,773
	2017	8.955	10.080	57,274
	2016	8.395	8.955	48,507
	2015	8.484	8.395	40,666
	2014	8.101	8.484	44,784
	2013	7.028	8.101	33,100
	2012	6.239	7.028	44,724
	2011	6.219	6.239	35,058
Blue Chip Growth Fund (Division 72)	2020	3.535	4.721	9,272,633
	2019	2.739	3.535	9,421,105
	2018	2.702	2.739	9,145,275
	2017	1.996	2.702	1,756,271
	2016	1.991	1.996	1,633,843
	2015	1.804	1.991	1,864,727
	2014	1.663	1.804	1,672,004
	2013	1.185	1.663	1,793,342
	2012	1.009	1.185	1,756,039
	2011	1.000	1.009	1,897,960
Capital Conservation Fund (Division 7)*	2020	4.615	4.963	717,190
	2019	4.237	4.615	573,558
	2018	4.310	4.237	580,180
	2017	4.189	4.310	1,089,295
	2016	4.120	4.189	615,127
	2015	4.137	4.120	1,559,864
	2014	3.927	4.137	1,105,834
	2013	4.046	3.927	342,960
	2012	3.838	4.046	943,773
	2011	3.614	3.838	413,124
Core Equity Fund (Division 15)**	2020	5.695	6.757	218,615
	2019	4.457	5.695	202,966
	2018	4.809	4.457	253,543
	2017	3.997	4.809	270,421
	2016	3.567	3.997	295,116
	2015	3.656	3.567	316,812
	2014	3.298	3.656	344,765
	2013	2.460	3.298	359,241
	2012	2.167	2.460	403,151
	2011	2.191	2.167	457,362
Dividend Value Fund (Division 21)	2020	4.433	4.430	43,506,361
	2019	3.611	4.433	43,471,136
	2018	3.991	3.611	23,015,834
	2017	3.401	3.991	698,263
	2016	2.932	3.401	769,147
	2015	2.969	2.932	590,519
	2014	2.734	2.969	665,162
	2013	2.115	2.734	637,780
	2012	1.890	2.115	1,902,684
	2011	1.758	1.890	1,363,711
Emerging Economies Fund (Division 87)	2020	1.188	1.363	87,410,564
	2019	0.993	1.188	34,306,634
	2018	1.239	0.993	16,879,853
	2017	0.882	1.239	6,171,379
	2016	0.796	0.882	6,358,011
	2015	0.937	0.796	5,638,907
	2014	0.998	0.937	5,163,653
	2013	1.033	0.998	5,495,210
	2012	0.874	1.033	5,362,560
	2011	1.011	0.874	3,777,789
Global Real Estate Fund (Division 101)	2020	1.810	1.689	25,249,527
	2019	1.463	1.810	50,816,729
	2018	1.566	1.463	22,013,430
	2017	1.384	1.566	1,429,523
	2016	1.361	1.384	1,419,437
	2015	1.369	1.361	1,310,082
	2014	1.229	1.369	1,143,332
	2013	1.183	1.229	1,020,894
	2012	0.908	1.183	1,052,469
	2011	0.993	0.908	1,102,048
Global Strategy Fund (Division 88)	2020	2.212	2.279	1,093,513
	2019	2.025	2.212	1,235,180
	2018	2.221	2.025	1,414,306
	2017	1.968	2.221	1,506,469
	2016	1.880	1.968	2,534,194
	2015	1.986	1.880	3,537,131
	2014	1.962	1.986	2,835,043
	2013	1.662	1.962	2,624,528
	2012	1.398	1.662	2,576,275
	2011	1.439	1.398	4,153,246
Government Money Market I Fund (Division 6)	2020	2.282	2.273	5,380,273
	2019	2.258	2.282	2,656,423
	2018	2.242	2.258	5,287,754
	2017	2.247	2.242	1,879,295
	2016	2.260	2.247	1,977,931
	2015	2.273	2.260	1,787,878
	2014	2.287	2.273	1,631,003
	2013	2.300	2.287	1,419,503
	2012	2.314	2.300	1,345,009
	2011	2.328	2.314	1,345,350
Government Securities Fund (Division 8)	2020	4.313	4.572	488,918
	2019	4.074	4.313	810,814
	2018	4.078	4.074	962,644
	2017	4.021	4.078	1,040,290
	2016	3.996	4.021	995,419
	2015	3.988	3.996	324,809
	2014	3.802	3.988	569,579
	2013	3.993	3.802	758,000
	2012	3.874	3.993	166,325
	2011	3.550	3.874	150,347
Growth Fund (Division 78)	2020	3.067	4.323	54,065,400
	2019	2.340	3.067	54,839,163
	2018	2.421	2.340	34,871,543
	2017	1.870	2.421	3,502,997
	2016	1.795	1.870	3,886,832
	2015	1.752	1.795	4,012,281
	2014	1.592	1.752	4,392,481
	2013	1.221	1.592	4,674,880
	2012	1.069	1.221	5,626,767
	2011	1.082	1.069	6,055,510
Health Sciences Fund (Division 73)**	2020	7.018	9.041	1,474,636
	2019	5.480	7.018	1,465,473
	2018	5.460	5.480	1,540,583
	2017	4.303	5.460	1,269,436
	2016	4.836	4.303	1,367,460
	2015	4.319	4.836	1,740,688
	2014	3.302	4.319	1,519,365
	2013	2.200	3.302	1,350,959
	2012	1.680	2.200	1,324,666
	2011	1.530	1.680	1,526,741

*	This Variable Account Option no longer invests in the applicable Fund as of May 24, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.
**	This Variable Account Option no longer invests in the applicable Fund as of April 19, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
Inflation Protected Fund (Division 77)	2020	1.471	1.591	77,251,318
	2019	1.362	1.471	42,591,828
	2018	1.401	1.362	26,155,841
	2017	1.345	1.401	1,763,176
	2016	1.303	1.345	1,452,715
	2015	1.352	1.303	1,418,612
	2014	1.321	1.352	1,174,125
	2013	1.428	1.321	1,338,018
	2012	1.330	1.428	1,171,132
	2011	1.215	1.330	813,712
International Equities Fund (Division 11)	2020	2.558	2.730	96,877,757
	2019	2.121	2.558	48,294,401
	2018	2.474	2.121	21,737,545
	2017	2.002	2.474	2,858,902
	2016	1.989	2.002	2,903,392
	2015	2.021	1.989	2,787,958
	2014	2.150	2.021	2,416,881
	2013	1.818	2.150	2,505,634
	2012	1.563	1.818	2,596,793
	2011	1.809	1.563	3,764,337
International Government Bond Fund (Division 13)	2020	3.683	4.037	6,204,910
	2019	3.407	3.683	3,069,879
	2018	3.538	3.407	1,602,725
	2017	3.293	3.538	328,131
	2016	3.194	3.293	376,474
	2015	3.324	3.194	414,885
	2014	3.299	3.324	420,108
	2013	3.516	3.299	510,076
	2012	3.256	3.516	629,970
	2011	3.135	3.256	734,816
International Growth Fund (Division 20)	2020	4.401	5.869	1,594,572
	2019	3.338	4.401	2,018,311
	2018	3.655	3.338	2,435,757
	2017	2.881	3.655	971,117
	2016	2.980	2.881	1,097,685
	2015	3.013	2.980	1,587,633
	2014	3.140	3.013	1,966,481
	2013	2.616	3.140	2,202,931
	2012	2.190	2.616	3,648,865
	2011	2.442	2.190	2,458,686
International Socially Responsible Fund (Division 12)	2020	9.048	9.746	549,178
	2019	7.225	9.048	934,926
	2018	7.940	7.225	1,164,962
	2017	6.509	7.940	1,781,499
	2016	6.123	6.509	2,051,372
	2015	6.180	6.123	1,076,410
	2014	5.758	6.180	1,271,208
	2013	4.495	5.758	1,160,520
	2012	3.855	4.495	395,804
	2011	4.134	3.855	454,292
International Value Fund (Division 89)	2020	1.486	1.550	2,857,981
	2019	1.284	1.486	2,453,645
	2018	1.572	1.284	2,842,633
	2017	1.351	1.572	3,631,397
	2016	1.213	1.351	2,449,094
	2015	1.316	1.213	2,845,904
	2014	1.498	1.316	2,837,721
	2013	1.195	1.498	3,103,969
	2012	1.012	1.195	3,599,933
	2011	1.170	1.012	5,014,763
Large Cap Core Fund (Division 76)*	2020	3.572	4.335	392,163
	2019	2.711	3.572	348,194
	2018	2.988	2.711	367,423
	2017	2.476	2.988	393,875
	2016	2.293	2.476	404,623
	2015	2.239	2.293	394,038
	2014	1.988	2.239	437,560
	2013	1.470	1.988	349,652
	2012	1.247	1.470	241,483
	2011	1.267	1.247	392,182
Large Capital Growth Fund (Division 79)	2020	3.310	4.028	2,000,495
	2019	2.379	3.310	1,670,308
	2018	2.376	2.379	1,741,759
	2017	1.860	2.376	1,795,201
	2016	1.763	1.860	2,214,955
	2015	1.773	1.763	2,306,198
	2014	1.601	1.773	2,475,628
	2013	1.224	1.601	2,723,896
	2012	1.095	1.224	3,144,415
	2011	1.174	1.095	3,477,357
Mid Cap Index Fund (Division 4)	2020	31.142	35.072	5,122,369
	2019	24.921	31.142	5,957,780
	2018	28.309	24.921	2,953,292
	2017	24.570	28.309	765,263
	2016	20.492	24.570	859,449
	2015	21.143	20.492	776,918
	2014	19.441	21.143	829,548
	2013	14.693	19.441	942,710
	2012	12.578	14.693	1,103,439
	2011	12.912	12.578	1,115,927
Mid Cap Strategic Growth Fund (Division 83)	2020	3.569	4.762	635,225
	2019	2.607	3.569	653,616
	2018	2.753	2.607	726,882
	2017	2.193	2.753	562,993
	2016	2.011	2.193	600,328
	2015	2.078	2.011	627,871
	2014	2.025	2.078	971,636
	2013	1.470	2.025	1,310,458
	2012	1.354	1.470	964,212
	2011	1.461	1.354	1,185,711
Nasdaq-100® Index Fund (Division 46)	2020	2.512	3.694	2,455,025
	2019	1.822	2.512	2,166,403
	2018	1.845	1.822	2,000,455
	2017	1.403	1.845	1,682,313
	2016	1.322	1.403	1,688,164
	2015	1.218	1.322	1,644,036
	2014	1.032	1.218	1,640,343
	2013	0.762	1.032	1,616,259
	2012	0.650	0.762	1,589,314
	2011	0.635	0.650	1,361,782
Science & Technology Fund (Division 17)	2020	11.132	17.353	1,425,888
	2019	8.030	11.132	1,392,318
	2018	8.200	8.030	1,425,818
	2017	5.837	8.200	1,210,856
	2016	5.471	5.837	1,300,044
	2015	5.102	5.471	1,423,246
	2014	4.486	5.102	1,432,444
	2013	3.167	4.486	1,468,763
	2012	2.841	3.167	1,751,366
	2011	3.040	2.841	1,841,311

*	This Variable Account Option no longer invests in the applicable Fund as of April 19, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
Small Cap Aggressive Growth Fund (Division 86)*	2020	3.868	5.297	484,711
	2019	2.808	3.868	564,717
	2018	3.082	2.808	621,692
	2017	2.249	3.082	577,170
	2016	2.222	2.249	523,566
	2015	2.203	2.222	534,405
	2014	2.016	2.203	412,100
	2013	1.355	2.016	438,794
	2012	1.184	1.355	463,067
	2011	1.327	1.184	562,986
Small Cap Fund (Division 18)*	2020	7.334	8.961	485,130
	2019	5.701	7.334	323,107
	2018	6.219	5.701	427,888
	2017	5.454	6.219	398,011
	2016	4.759	5.454	555,616
	2015	5.028	4.759	518,972
	2014	4.864	5.028	534,544
	2013	3.485	4.864	629,588
	2012	3.026	3.485	1,000,010
	2011	3.068	3.026	991,524
Small Cap Index Fund (Division 14)	2020	9.458	11.233	5,028,814
	2019	7.603	9.458	2,477,582
	2018	8.617	7.603	4,702,403
	2017	7.579	8.617	831,490
	2016	6.292	7.579	737,800
	2015	6.626	6.292	740,241
	2014	6.363	6.626	824,921
	2013	4.617	6.363	895,216
	2012	4.003	4.617	918,468
	2011	4.208	4.003	1,260,659
Small Cap Special Values Fund (Division 84)	2020	2.482	2.503	7,875,847
	2019	1.941	2.482	8,578,060
	2018	2.261	1.941	9,452,628
	2017	2.045	2.261	1,474,723
	2016	1.584	2.045	1,046,829
	2015	1.664	1.584	2,072,603
	2014	1.565	1.664	1,907,958
	2013	1.133	1.565	2,148,856
	2012	0.996	1.133	3,045,310
	2011	1.054	0.996	1,907,684
Small-Mid Growth Fund (Division 85)**	2020	2.708	4.095	438,665
	2019	1.975	2.708	283,972
	2018	2.098	1.975	407,248
	2017	1.652	2.098	522,907
	2016	1.658	1.652	400,750
	2015	1.679	1.658	436,335
	2014	1.521	1.679	379,250
	2013	1.135	1.521	423,307
	2012	1.023	1.135	543,327
	2011	1.076	1.023	615,579
Stock Index Fund (Division 10)	2020	16.084	18.864	18,441,545
	2019	12.343	16.084	13,815,031
	2018	13.033	12.343	12,185,624
	2017	10.799	13.033	2,269,433
	2016	9.735	10.799	2,569,869
	2015	9.691	9.735	2,365,180
	2014	8.607	9.691	2,674,208
	2013	6.563	8.607	3,340,341
	2012	5.713	6.563	3,775,348
	2011	5.645	5.713	4,060,930

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
Systematic Core Fund (Division 16)	2020	6.104	7.476	334,034
	2019	4.701	6.104	233,348
	2018	5.020	4.701	213,266
	2017	4.171	5.020	143,779
	2016	3.773	4.171	153,016
	2015	3.799	3.773	162,739
	2014	3.349	3.799	178,136
	2013	2.539	3.349	145,916
	2012	2.254	2.539	169,871
	2011	2.307	2.254	220,605
Systematic Value Fund (Division 75)	2020	2.534	2.446	157,060
	2019	2.060	2.534	180,118
	2018	2.339	2.060	241,821
	2017	1.992	2.339	244,270
	2016	1.760	1.992	259,681
	2015	1.794	1.760	489,160
	2014	1.679	1.794	873,472
	2013	1.238	1.679	302,505
	2012	1.092	1.238	400,082
	2011	1.081	1.092	340,729
Value Fund (Division 74)**	2020	2.992	3.040	656,298
	2019	2.362	2.992	168,396
	2018	2.637	2.362	177,409
	2017	2.300	2.637	463,819
	2016	2.042	2.300	608,890
	2015	2.122	2.042	326,081
	2014	1.916	2.122	280,254
	2013	1.470	1.916	330,219
	2012	1.265	1.470	397,266
	2011	1.302	1.265	532,650
VALIC Company II*
Aggressive Growth Lifestyle Fund (Division 48)*	2020	4.095	4.631	1,306,169
	2019	3.340	4.095	1,236,206
	2018	3.667	3.340	1,315,616
	2017	3.165	3.667	1,031,289
	2016	2.920	3.165	1,071,849
	2015	2.957	2.920	1,083,550
	2014	2.845	2.957	1,066,781
	2013	2.340	2.845	1,058,543
	2012	2.039	2.340	965,180
	2011	2.049	2.039	706,136
Capital Appreciation Fund (Division 39)*	2020	2.952	3.788	289,000
	2019	2.321	2.952	294,726
	2018	2.305	2.321	307,879
	2017	1.869	2.305	301,872
	2016	1.839	1.869	472,315
	2015	1.743	1.838	490,563
	2014	1.611	1.743	478,592
	2013	1.188	1.611	509,392
	2012	1.011	1.188	582,617
	2011	1.034	1.011	702,604
Conservative Growth Lifestyle Fund (Division 50)*	2020	3.507	3.875	854,153
	2019	3.019	3.507	834,291
	2018	3.225	3.019	951,055
	2017	2.936	3.225	850,525
	2016	2.763	2.936	843,133
	2015	2.810	2.763	808,934
	2014	2.721	2.810	877,774
	2013	2.497	2.721	842,448
	2012	2.240	2.497	504,647
	2011	2.173	2.240	443,385

*	This Variable Account Option no longer invests in the applicable Fund as of May 24, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.
**	This Variable Account Option no longer invests in the applicable Fund as of April 19, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
Core Bond Fund (Division 58)*	2020	2.419	2.621	103,836,282
	2019	2.199	2.419	80,661,571
	2018	2.252	2.199	49,708,958
	2017	2.161	2.252	1,820,147
	2016	2.096	2.161	2,279,283
	2015	2.108	2.096	871,869
	2014	2.006	2.108	1,385,177
	2013	2.050	2.006	2,446,146
	2012	1.916	2.050	1,461,305
	2011	1.810	1.916	1,772,650
Government Money Market II Fund (Division 44)*	2020	1.330	1.328	9,800,314
	2019	1.313	1.330	8,643,208
	2018	1.301	1.313	8,136,953
	2017	1.301	1.301	5,931,888
	2016	1.306	1.301	5,069,551
	2015	1.310	1.306	4,568,608
	2014	1.315	1.310	3,015,312
	2013	1.319	1.315	1,343,285
	2012	1.324	1.319	712,888
	2011	1.328	1.324	875,047
High Yield Bond Fund (Division 60)*	2020	3.412	3.629	5,437,419
	2019	2.978	3.412	6,681,350
	2018	3.088	2.978	3,836,182
	2017	2.872	3.088	1,351,786
	2016	2.553	2.872	1,241,681
	2015	2.659	2.553	1,298,826
	2014	2.594	2.659	1,069,263
	2013	2.475	2.594	617,257
	2012	2.183	2.475	724,495
	2011	2.099	2.183	782,417
International Opportunities Fund (Division 33)*	2020	3.359	3.912	11,357,161
	2019	2.681	3.359	2,968,413
	2018	3.261	2.681	2,806,736
	2017	2.348	3.261	1,070,896
	2016	2.369	2.348	458,879
	2015	2.192	2.369	493,545
	2014	2.320	2.192	496,597
	2013	1.922	2.320	593,784
	2012	1.581	1.922	628,609
	2011	1.973	1.581	1,223,659
Large Cap Value Fund (Division 40)**	2020	4.345	4.462	219,679
	2019	3.434	4.345	256,054
	2018	3.834	3.434	271,882
	2017	3.344	3.834	298,360
	2016	2.866	3.344	330,299
	2015	2.959	2.866	303,665
	2014	2.681	2.959	358,435
	2013	1.988	2.681	477,793
	2012	1.706	1.988	399,767
	2011	1.790	1.706	496,743
Mid Cap Growth Fund (Division 37)**	2020	3.280	4.078	19,531,479
	2019	2.482	3.280	19,729,251
	2018	2.690	2.482	17,157,896
	2017	2.052	2.690	464,895
	2016	1.967	2.052	462,745
	2015	1.993	1.967	452,979
	2014	1.956	1.993	480,124
	2013	1.498	1.956	598,135
	2012	1.351	1.498	547,864
	2011	1.428	1.351	714,647
Mid Cap Value Fund (Division 38)*	2020	7.899	8.158	795,797
	2019	6.091	7.899	3,278,240
	2018	7.192	6.091	932,385
	2017	6.305	7.192	644,902
	2016	5.547	6.305	897,754
	2015	5.646	5.547	1,620,642
	2014	5.309	5.646	1,476,725
	2013	3.964	5.309	1,356,824
	2012	3.267	3.964	1,140,964
	2011	3.594	3.267	1,592,597
Moderate Growth Lifestyle Fund (Division 49)*	2020	4.061	4.550	2,868,039
	2019	3.379	4.061	2,991,517
	2018	3.646	3.379	3,137,113
	2017	3.221	3.646	1,498,837
	2016	2.981	3.221	1,525,052
	2015	3.021	2.981	1,445,381
	2014	2.907	3.021	1,357,477
	2013	2.502	2.907	1,171,533
	2012	2.208	2.502	1,049,048
	2011	2.188	2.208	688,705
Small Cap Growth Fund (Division 35)*	2020	5.494	8.749	2,064,873
	2019	4.004	5.494	2,339,706
	2018	4.214	4.004	2,142,278
	2017	2.989	4.214	430,958
	2016	2.782	2.989	418,559
	2015	2.826	2.782	431,586
	2014	2.836	2.826	453,762
	2013	1.927	2.836	553,207
	2012	1.721	1.927	489,158
	2011	1.802	1.721	586,223
Small Cap Value Fund (Division 36)*	2020	4.890	5.101	363,918
	2019	4.117	4.890	441,782
	2018	4.894	4.117	3,058,868
	2017	4.680	4.894	546,336
	2016	3.610	4.680	862,323
	2015	3.876	3.610	511,538
	2014	3.685	3.876	566,054
	2013	2.715	3.685	739,472
	2012	2.368	2.715	676,326
	2011	2.576	2.368	1,164,298
Strategic Bond Fund (Division 59)*	2020	3.415	3.689	34,163,836
	2019	3.078	3.415	26,145,444
	2018	3.202	3.078	16,714,976
	2017	3.008	3.202	1,079,395
	2016	2.791	3.008	1,074,021
	2015	2.856	2.791	1,096,954
	2014	2.757	2.856	1,128,450
	2013	2.759	2.757	1,352,330
	2012	2.464	2.759	1,538,319
	2011	2.370	2.464	1,432,552
U.S. Socially Responsible Fund (Division 41)*	2020	4.381	5.057	955,489
	2019	3.338	4.381	711,805
	2018	3.534	3.338	839,109
	2017	2.939	3.534	1,133,311
	2016	2.665	2.939	916,733
	2015	2.645	2.665	2,191,032
	2014	2.298	2.645	1,551,055
	2013	1.703	2.298	915,518
	2012	1.483	1.703	395,106
	2011	1.469	1.483	1,395,614

*	This Variable Account Option no longer invests in the applicable Fund as of May 24, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.
**	This Variable Account Option no longer invests in the applicable Fund as of April 19, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

Appendix B — State Contract Variability

Free Look	Earliest Date to Annuitize	Purchase Payments	Availability or Variation	State
X			California free look period for under age 60 replacements is 30 days. For over age 60, the free look period and free look period for replacement contracts is 30 days. Additionally, during the 30 day period the premium is placed in a money market fund, unless the owner directs that the premium be invested in a stock or bond portfolio. If the premium is placed in a money market fund, and the owner returns the contract within the 30 day period, the owner is entitled to a refund of the premium and any policy fee paid. If the owner directs that the premium be invested in a stock or bond portfolio, and returns the contract within the 30 day period, the owner is entitled to a refund of the policy’s account value on the day the policy is received by the company or agent.	California
X			District of Columbia does not have specific language for replacement contracts.	District of Columbia
X			Delaware requires a 20 day free look period for replacement contacts. The premium may be placed in a money market fund until the end of the free look period.	Delaware
X			Florida requires a 21 day free look period.	Florida
	X		In Florida, the earliest date to annuitize is 1 year.	Florida
		X	Florida does not allow the company to limit or discontinue purchase payments.	Florida
X			North Dakota does not have specific language for replacement contracts. If the contract is returned within the 20 days, the company must process the refund of the contract value on the business day during which the notice of cancellation is received.	North Dakota
X			South Dakota requires the company to refund an amount equal to the sum of the difference between the purchase payment(s) paid and the amount allocated to any account under the contract, and the contract value on the business day during which the contract (notice of cancellation) is received. The free look period for replacement contracts is 30 days.	South Dakota

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All Rights Reserved.

B-1